FOURTH AMENDMENT TO THE LOAN AND SECURITY AGREEMENT

      Fourth Amendment dated as of May 11, 2000 (this "Amendment") to the Loan and Security Agreement dated as of December 31, 1997 (as amended and modified, the "Loan Agreement"), among GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender") and KNOGO NORTH AMERICA INC., a Delaware corporation ("Borrower") and the other Credit Parties executing this Amendment.

WITNESSETH :

      WHEREAS, Borrower has requested that Lender amend the Loan Agreement to provide additional financial accommodations to Borrower;

      WHEREAS, Lender is willing to so amend the Loan Agreement on the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement and do hereby further agree as follows:

STATEMENT OF TERMS

     1.   Amendment to Loan Agreement. Subject to the satisfaction of conditions precedent set forth in Section 3 of this Amendment, each Credit Party and Lender agree to amend the Loan Agreement as follows:

(a) Section 1.5 is amended as follows

(i) Section 1.5(a) is amended by inserting the following sentence at the end thereof:

“Notwithstanding the foregoing, Borrower shall pay interest to Lender on the aggregate outstanding Revolving Credit Advances consisting of Special Advances at a floating rate equal to the Index Rate plus five percent (5.00%) per annum (the “Special Advance Rate”).

(ii) Section 1.5(d) is amended in its entirety to provide as follows: thereof:

“(d) Effective upon the occurrence of any Event of Default and for so long as any Event of Default shall be continuing, upon notice to the Borrower (except that no notice shall be required upon the occurrence of any Event of Default specified in Sections 7.1(e), (f) or (g)) the Revolving Credit Rate, the Special Advance Rate and the Letter of Credit Fee shall automatically be increased by two percentage points (2%) per annum (such increased rate, the “Default Rate”), and all outstanding Obligations, including unpaid interest and Letter of Credit Fees, shall continue to accrue interest from the date of such Event of Default at the Default Rate applicable to such Obligations.”

(b) Schedule A is amended as follows:

(i) the following defined terms are inserted in the appropriate alphabetical order:

“Eligible Unbilled Accounts” shall mean those Accounts which arise from the sale of goods but which require the installation of such goods by Borrower or Video, which would otherwise constitute Eligible Accounts except for the fact that the goods which have been delivered have not yet been installed.

“Special Advances” shall mean those Revolving Credit Advances in excess of the Borrowing Base with the Borrowing Base being determined as if the Special Advance Amount was $0.

“Special Advance Rate” shall have the meaning assigned to it in Section 1.5(a).

“Fourth Amendment” shall mean the Fourth Amendment to Loan and Security Agreement dated May 11, 2000 among Lender, Borrower and the other Credit Parties.

“Fourth Amendment Effective Date” shall have the meaning assigned to the term “Effective Date” in Fourth Amendment.

(ii) the following defined term is amended in its entirety to provide as follows:

“Special Advance Amount” shall mean (a) for the period commencing on the Fourth Amendment Effective Date and ending on September 1, 2000, the lesser of (i) $500,000 or (ii) 50% of the value (as determined by Lender) of Eligible Unbilled Accounts of Borrower and Video and (b) at all other times, $0.”

(c)	The Transaction Summary is amended to reflect the changes made in this Amendment.

     2.   Representations and Warranties. To induce Lender to enter into this Amendment, each Credit Party hereto hereby warrants, represents and covenants to Lender that: (a) each representation and warranty of the Credit Parties set forth in the Loan Agreement is hereby restated and reaffirmed as true and correct on and as of the date hereof after giving affect to this Amendment as if such representation or warranty were made on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to a prior specific date or period in which case it is true and correct as of such prior date or period), and no Default or Event of Default has occurred and is continuing as of this date under the Loan Agreement after giving effect to this Amendment; (b) each Credit Party hereto has the power and is duly authorized to enter into, deliver and perform this Amendment, and this Amendment is the legal, valid and binding obligation of such Credit Party enforceable against it in accordance with its terms; and (c) no later than thirty (30) days from the date of this Amendment, Borrower shall deliver to Lender warrants to purchase 100,000 shares of the common stock of Sentry at a closing price for the common stock on May 11, 2000, on terms and conditions and pursuant to agreements satisfactory to Lender in all respects and the failure to do so shall constitute an Event of Default under the Loan Agreement.

     3.   Conditions Precedent to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the fulfillment of the following conditions precedent:

(a)	Lender shall have received in form and substance satisfactory to it, one or more counterparts of this Amendment duly executed and delivered by the Credit Parties hereto;

(b)	Any and all guarantors of the Obligations shall have consented to the execution, delivery and performance of this Amendment and all of the transactions contemplated hereby by signing one or more counterparts of this Amendment in the appropriate space indicated below and returning same to Lender; and

(c)	Borrower shall have paid to Lender all of Lenders legal fees, costs and expenses incurred in connection with the preparation, negotiation, execution and delivery of this Amendment.

     4.   Continuing Effect of Loan Agreement. Except as expressly amended and modified hereby, the provisions of the Loan Agreement, and the Liens granted thereunder, are and shall remain in full force and effect and the waiver set forth herein shall be limited precisely as drafted and shall not constitute a waiver of any other provisions of the Loan Agreement.

     5.   Counterparts. This Amendment may be executed in multiple counterparts each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

     6.   Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year specified at the beginning hereof.

KNOGO NORTH AMERICA INC.,
as Borrower

By:  /s/ Peter J. Mundy
Name:   Peter J. Mundy
Title:   V.P. - CFO

SENTRY TECHNOLOGY CORPORATION,
as Credit Party

By:  /s/ Peter J. Mundy
Name:   Peter J. Mundy
Title:   V.P. - CFO

VIDEO SENTRY CORPORATION,
as Credit Party

By:  /s/ Peter J. Mundy
Name:   Peter J. Mundy
Title:   V.P. - CFO

KNOGO CARIBE, INC.,
as Credit Party

By:  /s/ Peter J. Mundy
Name:   Peter J. Mundy
Title:   Treasurer

GENERAL ELECTRIC CORPORATION,
as Lender

By:  /s/ Philip F. Carfora
Name:   Philip F. Carfora
Title: Duly Authorized Signatory

CONSENT OF GUARANTORS

      Each of the undersigned guarantors does hereby consent to the execution, delivery and performance of the within and foregoing Amendment and confirms the continuing effect of such guarantor's guarantee of the Obligations after giving effect to the foregoing Amendment.

      IN WITNESS WHEREOF, each of the undersigned guarantors has executed this Consent to Guarantors as of the day and year first above set forth.

GUARANTORS

SENTRY TECHNOLOGY CORPORATION,

By:  /s/ Peter J. Mundy
Name:   Peter J. Mundy
Title:   V.P. - CFO

VIDEO SENTRY CORPORATION,

By:  /s/ Peter J. Mundy
Name:   Peter J. Mundy
Title:   V.P. - CFO

KNOGO CARIBE, INC.,

By:  /s/ Peter J. Mundy
Name:   Peter J. Mundy
Title: Treasurer